Capital Stock	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Capital Stock

8. CAPITAL STOCK

Stock Repurchase Programs

The Company’s Board of Directors authorized an ongoing stock repurchase program with a total repurchase authority granted to the Company of $6.8 billion, of which $500.0 million was approved in January 2017. The Company may use the approved dollar authority to repurchase stock at any time until the approved amount is exhausted. The objective of the Company’s stock repurchase program is to improve stockholders’ returns. At December 31, 2016, approximately $404.0 million was available to repurchase common stock pursuant to the stock repurchase program. All shares repurchased are recorded as treasury stock. A portion of the funds used to repurchase stock over the course of the program was provided by net proceeds from the Convertible Notes offering, as well as proceeds from employee stock option exercises and the related tax benefit. The Company is authorized to make open market purchases of its common stock using general corporate funds through open market purchases, pursuant to a Rule 10b5-1 plan or in privately negotiated transactions.

During the year ended December 31, 2016, the Company expended approximately $28.7 million on open market purchases under the stock repurchase program, repurchasing 426,300 shares of outstanding common stock at an average price of $67.30.

During the year ended December 31, 2015, the Company expended approximately $755.7 million on open market purchases under the stock repurchase program, repurchasing 10,716,850 shares of outstanding common stock at an average price of $70.52.

During the second quarter of 2014, the Company used a portion of the net proceeds from the Convertible Notes offering and existing cash and investments to repurchase an aggregate of approximately $1.5 billion of its common stock as authorized under the stock repurchase program. Of this $1.5 billion, the Company used approximately $101.0 million to purchase 1.7 million shares from certain purchasers of the Convertible Notes in privately negotiated transactions concurrently with the closing of the offering, and the remaining $1.4 billion to purchase additional shares of common stock under an Accelerated Share Repurchase (“ASR”) which the Company entered into with Citibank, N.A. (“Citibank”) on April 25, 2014 (the “ASR Agreement”). Under the ASR agreement, the Company paid $1.4 billion to Citibank upon consummation of the ASR and received, in the aggregate, approximately 21.8 million shares of its common stock from Citibank, including approximately 2.6 million shares delivered in October 2014 in final settlement in connection with Citibank’s election to accelerate the ASR. The total number of shares of common stock that the Company repurchased under the ASR Agreement was based on the average of the daily volume-weighted average prices of the common stock during the term of the ASR Agreement, less a discount.

In addition to the repurchases described above, during the year ended December 31, 2014, the Company expended approximately $139.9 million on open market purchases under the stock repurchase program, repurchasing 2,046,400 shares of outstanding common stock at an average price of $68.36.

Shares for Tax Withholding

During the years ended December 31, 2016, 2015 and 2014, the Company withheld 830,155 shares, 679,694 shares and 560,239 shares, respectively, from equity awards that vested. Amounts withheld to satisfy minimum tax withholding obligations that arose on the vesting of equity awards was $66.6 million, $46.3 million and $33.7 million, for 2016, 2015 and 2014, respectively. These shares are reflected as treasury stock in the Company’s consolidated balance sheets and the related cash outlays do not reduce the Company’s total stock repurchase authority.

Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock, $0.01 par value per share. No shares of such preferred stock were issued and outstanding at December 31, 2016 or 2015.